Statement of Additional Information (SAI) Supplement

American Century Mutual Funds, Inc. (SAI dated March 1, 2011)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2011)
American Century World Mutual Funds, Inc. (SAI dated April 1, 2011)

Supplement dated August 1, 2011

The following entry is added to the Independent Directors table in the Management section of the SAI:

Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	64	Applied Industrial Technology (2001 to 2010)

The following entry is added to the Qualifications of Directors section of the SAI.

Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology

The following replaces the Sub-Administrator section.

Sub-Administrator

The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund.  The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex serviced by SSB. ACS does pay SSB for some additional services on a per fund basis.  While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

The following replaces the Custodian Banks section.

Custodian Banks

State Street Bank and Trust Company (SSB), Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts  02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the funds’ cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

The following replaces the section Buying and Selling Fund Shares.

Buying and Selling Fund Shares

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Employer-sponsored retirement plans

Certain group employer sponsored retirement plans, that hold a single account for all plan participants with the Fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C and R Class shares.  A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, nor incur a CDSC.  A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

•	401(a) plans	•	employee benefit plans and trusts
•	pension plans	•	employer-sponsored health plans
•	profit sharing plans	•	457 plans
•	401(k) plans	•	KEOGH or HR(10) plans
•	money purchase plans	•	employer-sponsored 403(b) plans
•	target benefit plans	•	nonqualified deferred compensation plans
•	Taft-Hartley multi-employer pension plans	•	nonqualified excess benefit plans
•	SERP and “Top Hat” plans	•	nonqualified retirement plans
•	ERISA trusts	•	employee benefit plans and trusts

Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.

R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.

Waiver of Minimum Initial Investment Amounts — Institutional Class

American Century Investments may permit a financial intermediary to waive the initial minimum per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;
•	Certain employer-sponsored retirement plans, as approved by American Century Investments; and
•	Certain other situations deemed appropriate by American Century Investments.

For American Century World Mutual Funds only:

The following replaces the entry for International Opportunities on page 21.

Fund	Class	Percentage of Strategy Assets
International Opportunities	Investor, A, C and R	2.00% of first $250 million 1.80% of the next $250 million 1.60% of the next $500 million 1.40% over $1 billion
	Institutional	1.80% of first $250 million 1.60% of the next $250 million 1.40% of the next $500 million 1.20% over 41 billion

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-72680   1108